Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of WashingtonFirst Bankshares, Inc. (the “Corporation”) for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Shaza L. Andersen, Chief Executive Officer of the Corporation, and Matthew R. Johnson, Chief Financial Officer of the Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her/his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Shaza L. Andersen	May 8, 2017
Shaza L. Andersen	Date
President & Chief Executive Officer
(Principal Executive Officer)

/s/ Matthew R. Johnson	May 8, 2017
Matthew R. Johnson	Date
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)